U.S. GLOBAL ACCOLADE FUNDS

                              GLOBAL BLUE CHIP FUND

                     SUPPLEMENT DATED JUNE 16, 1999, TO THE
                         PROSPECTUS DATED MARCH 1, 1999


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The  Board  of  Trustees  for  the  U.S.  Global  Accolade  Funds  approved  the termination of the Global Blue Chip Fund, subject to shareholder approval.

In anticipation of shareholder approval, the Fund intends to deviate from its investment objective as stated in its prospectus and to start disposing of its portfolio securities and investing the proceeds in cash or cash equivalent securities.

The Global Blue Chip Fund is closed to new investors and existing share holders after the close of business on June 16, 1999.


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PAGE 18 - REDEMPTIONS BY THE FUND OF CERTAIN ACCOUNTS

Delete the first paragraph on page 18, "Redemptions by the Fund of Certain Accounts," and replace with the following:

         ACCOUNT MINIMUMS

         To reduce its expenses, the Fund may redeem the shares in your account if your balance drops below $5000 for any reason other than share value decline. The Fund also may deduct a monthly $1 minimum balance fee (or the value of the account if less than $1)from such accounts. Active ABC Investment Plan(R) accounts, retirement accounts and custo dial accounts for minors are not subject to these involuntary redemptions and balance fee policies.

         You  will  receive 30-day   written  notice  before   the  Fund
         undertakes any involuntary redemption. During that time, you may buy more shares to bring your account above the minimum.